                                                                    EXHIBIT (16)

                  REAL ESTATE SECURITIES FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997



Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $13.81
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,149.14     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                 14.91%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $13.81
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,206.59     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                 20.66%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $13.81
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,810.71     =     ERV
Inception through 12/31/97                                                    3.51     =     n

TOTAL RETURN FOR THE PERIOD                                                 18.43%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $13.81
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,900.66     =     ERV
Inception through 12/31/97                                                    3.51     =     n

TOTAL RETURN FOR THE PERIOD                                                 20.08%     =     T

                  REAL ESTATE SECURITIES FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                                       ERV - P
                                              -------
                                                  P                        =     T

Including Payment of the Sales Charge
Net Asset Value                                                        $13.81
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,810.71      =     ERV

TOTAL RETURN FOR THE PERIOD                                            81.07%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                        $13.81
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,900.66      =     ERV

TOTAL RETURN FOR THE PERIOD                                            90.07%      =     T

                  REAL ESTATE SECURITIES FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $13.80
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,157.62     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                 15.76%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $13.80
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,197.62     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                 19.76%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                                                    P(1+T)n     =     ERV


Including Payment of the CDSC
Net Asset Value                                                             $13.80
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,825.73     =     ERV
Inception through 12/31/97                                                    3.51     =     n

TOTAL RETURN FOR THE PERIOD                                                 18.71%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $13.80
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,850.73     =     ERV
Inception through 12/31/97                                                    3.51     =     n

TOTAL RETURN FOR THE PERIOD                                                 19.17%     =     T

                  REAL ESTATE SECURITIES FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                                       ERV - P
                                              -------
                                                 P                         =     T

Including Payment of the CDSC
Net Asset Value                                                        $13.80
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,825.73      =     ERV

TOTAL RETURN FOR THE PERIOD                                            82.57%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                        $13.80
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,850.73      =     ERV

TOTAL RETURN FOR THE PERIOD                                            85.07%      =     T

                  REAL ESTATE SECURITIES FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $13.79
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,187.77     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                 18.78%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $13.79
Initial Investment                                                        $1000.00     =     P
Ending Redeemable Value                                                  $1,197.77     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                 19.78%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $13.79
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,853.25     =     ERV
Inception through 12/31/97                                                    3.51     =     n

TOTAL RETURN FOR THE PERIOD                                                 19.22%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $13.79
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,853.25     =     ERV
Inception through 12/31/97                                                    3.51     =     n

TOTAL RETURN FOR THE PERIOD                                                 19.22%     =     T

                  REAL ESTATE SECURITIES FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                                       ERV - P
                                              -------
                                                  P                        =     T

Including Payment of the CDSC
Net Asset Value                                                             $13.79
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,853.24     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 85.32%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $13.79
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,853.24     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 85.32%     =     T
